===============================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 _______________


                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of Earliest Event Reported) - December 10, 2001


                                 _______________


                              TRIAD HOSPITALS, INC.
             (Exact name of registrant as specified in its charter)


             DELAWARE                     000-29816              75-2816101
 (State or other jurisdiction of   (Commission File Number)    (IRS Employer
          Incorporation)                                     Identification No.)

                  13455 Noel Road, Suite 2000                       75240
                         Dallas, Texas                            (Zip Code)
           (Address of principal executive offices)


                                 (972) 789-2700
              (Registrant's telephone number, including area code)


                                 _______________


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Item 5.  Other Events.


         Attached hereto as Exhibits 99.1 and 99.2 are press releases issued by Triad Hospitals, Inc. on December 10, 2001, and attached hereto as Exhibit 99.3 is a presentation regarding Triad's financial guidance referred to in such press releases. Each such exhibit is incorporated by reference herein.

         Triad does not have, and expressly disclaims, any obligation to release publicly any updates or any changes in Triad's expectations or any change in events, conditions or circumstances on which any forward-looking statement is based.

         The text of the slides included in the report attached as Exhibit 99.3 omits various graphic images included in the actual slides. Triad expects to make copies of the actual slides, including such graphic images, available for viewing at the "Investor Relations" section of its website located at www.triadhospitals.com, although Triad reserves the right to discontinue that availability at any time.


Exhibit 99.1    Press release issued by Triad Hospitals, Inc. on December 10,
                2001.

Exhibit 99.2    Press release issued by Triad Hospitals, Inc. on December 10,
                2001.

Exhibit 99.3 Financial analyst presentation referenced in the press release filed as Exhibit 99.1.

                                       2

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, Triad Hospitals, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          TRIAD HOSPITALS, INC.



                                          By: /s/ Donald P. Fay
                                             -----------------------------------
                                             Donald P. Fay
                                             Executive Vice President,
                                               Secretary and General Counsel



Date: December 11, 2001

                                       3


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                                  EXHIBIT INDEX

Exhibit No.     Description
-----------     -----------

99.1            Press release issued by Triad Hospitals, Inc. on December 10,
                2001.

99.2            Press release issued by Triad Hospitals, Inc. on December 10,
                2001.

99.3 Financial analyst presentation referenced in the press release filed as Exhibit 99.1.

                                       4